DRIVEWEALTH ETF TRUST

Supplement dated May 10, 2024 to the

DriveWealth NYSE 100 Index ETF,

formerly DriveWealth ICE 100 Index ETF (the “Fund”),

Prospectus dated April 24, 2023, as supplemented October 19, 2023

Index Name

All references to DriveWealth NYSE 100 Index are deleted and replaced with NYSE DriveWealth 100 Index.

The following replaces the Financial Highlights section on page 23 of the Fund’s Prospectus:

Financial Highlights

The financial highlights table below is intended to help you understand the Fund's financial performance for the past five fiscal years or, if shorter, the period since the Fund's inception. Certain information reflects the performance results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by KPMG, LLP, an independent accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report which is available upon request.

DriveWealth NYSE 100 Index ETF
Financial Highlights

For the Period – April 25, 2023(a) to March 31, 2024
Net Asset Value, Beginning of Period	$25.00
Income (Loss) From Investment Operations:
Net Investment Income(b)	0.75
Net Realized and Unrealized Gain (Loss)(c)	1.14
Total From Investment Operations	1.89
Net Asset Value, End of Period	$26.89
Total Return on Net Asset Value(d),(e)	7.55%
Supplemental Data:
Net Assets, End of Period	$779,729
Ratio of Expenses to Average Net Assets(f)	0.50%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)	3.20%
Portfolio Turnover(e),(g),(h)	242%

(a)	The Fund commenced operations on April 25, 2023.
(b)	Calculated based on average shares outstanding during the period.
(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.
(d)	Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
(h)	Portfolio turnover rate excludes in-kind transactions.

Shareholders should retain this Supplement for future reference.